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Exhibit 10.26

AGREEMENT FOR GUARANTEE MAXIMUM PRICE
CONSTRUCTION SERVICES

CHANGE ORDER

12 August 2002

Project: Le Rêve	Change in Order No.: 1
"Contractor": MARNELL CORRAO ASSOCIATES, INC. 4495 South Polaris Avenue Las Vegas, Nevada 89103	"Owner": WYNN LAS VEGAS, LLC 3145 Las Vegas Boulevard So. Las Vegas, Nevada 89109

        That certain Agreement for Guaranteed Maximum Price Construction Services between Owner and Contractor for Le Rêve dated as of June 4, 2002 ("Contract") is hereby modified as follows:

1.
SCOPE OF WORK

    The Scope of Work is changed as follows:

  A.
  Highrise Height Increase

  (i)
  Description. Increase typical guestroom floor height by one foot per floor. All Work shall be in accordance with revised design criteria published 7/18/02 by Wynn Design and Development, including the revised Architectural section published by Butler Ashworth on 7/15/02.

  (ii)
  Increase/Decrease to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. 1 dated 8/9/02, $7,930,581.00.

  B.
  Suite Wallcovering

  (i)
  Description. Install Owner furnished wallcovering in lieu of providing finished paint surfaces at walls specified by Owner throughout the Executive, Parlor and Salon Suites.

  (ii)
  Increase/Decrease to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. 2 dated 8/9/02, $87,125.00.

  C.
  Project Bid Extension

  (i)
  Description. Increase costs due to extension of Highrise Subcontractor bids through September 2002, in support of the revised anticipated Project start date.

  (ii)
  Increase/Decrease to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. 3 dated 8/9/02, $643,798.00.

  D.
  Revised Room Mix/Salon Suite Revisions

  (i)
  Description. Provide all Work associated with the revised room mix and Salon suite modifications as shown in the Salon model room and including Wynn Design and Development correspondence dated 7/3/02 & 7/10/02 and revised Highrise drawings dated 6/24/02 as issued by Butler Ashworth.

  (ii)
  Increase/Decrease to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. 4 dated 8/9/02, $1,592,895.00.

  E.
  Highrise Media Revisions

    (i)
    Description. Revise guestroom audio/visual systems to incorporate the use of plasma televisions in lieu of traditional CRT/armoire units as depicted by Preliminary Design Drawings issued by Butler Ashworth dated 8/8/02.

    (ii)
    Increase/Decrease to Guaranteed Maximum Price. Total allowance per revised guestroom plans issued 8/8/02, $779,000.00.

  F.
  Lanai Program Revisions

  (i)
  Description. Reduce the Lanai Corridor width from 12' wide to 8' and modify plan to create a net footage reduction as specified by Owner. Incorporate a direct connection to VIP Pool Deck and add one guest elevator for a total of two (2).

  (ii)
  Increase/Decrease to Guaranteed Maximum Price. Total decrease per Program Area revisions and revised Master Plans, both dated 7/19/02 ($347,470.00).

  G.
  Villa Program Revisions

  (i)
  Description. Modify Villa program to reflect the incorporation of dining rooms, pantries and the addition of a residential type elevator, one (1) each, in the two four bedroom Villas as specified by Owner.

  (ii)
  Increase/Decrease to Guaranteed Maximum Price. Total increase per Program Area revisions and revised Master Plans, both dated 7/19/02 $116,287.00.

  H.
  Lowrise Building Area Revision—Casino Level

  (i)
  Description. Modify program areas to reflect square footage as provided in revised Master Plans and Program Area revisions, both dated 7/19/02. Revise retail store lease mix and adjust Tenant fit-out allowances to reflect current lease arrangements as provided by Owner to Contractor.

  (ii)
  Increase/Decrease to Guaranteed Maximum Price. Total decrease per Program Area revisions and revised Master Plans, both dated 7/19/02 ($1,518,360.00).

  I.
  Lowrise Building Area Revision—Mezzanine Level

  (i)
  Description. Modify program areas to reflect square footage as provided in revised Master Plans and Program Area revisions, both dated 7/19/02. Incorporate room reservations and PBX into Mezzanine level from Spa level as specified by Owner.

  (ii)
  Increase/Decrease to Guaranteed Maximum Price. Total increase per Program Area revisions and revised Master Plans, both dated 7/19/02 $1,021,426.00.

  J.
  Lowrise Building Area Revision—Sea Level

  (i)
  Description. Modify program areas to reflect square footage as provided in revised Master Plans and Program Area revisions, both dated 7/19/02. Add property Executive Offices and increase mechanical room footage as specified by Owner. Relocate Arcade from Casino Level.

  (ii)
  Increase/Decrease to Guaranteed Maximum Price. Total increase per Program Area revisions and revised Master Plans, both dated 7/19/02 $2,853,419.00.

  K.
  Lowrise Building Area Revision—Basement

  (i)
  Description. Modify program areas to reflect square footage as provided in revised Master Plans and Program Area revisions, both dated 7/19/02. Consolidate finance and accounting functions on basement level and increase footage as specified by Owner.

      Provide 3,000 sq. ft. shell space for dry cleaning tenant. Revise Italian and Steak restaurant footage to reflect revised Master Plan dated 7/19/02

    (ii)
    Increase/Decrease to Guaranteed Maximum Price. Total increase per Program Area revisions and revised Master Plans, both dated 7/19/02 $5,078,835.00.

  L.
  Lowrise Building Area Revision—Parking/Pool Level

  (i)
  Description. Modify program areas to reflect square footage as provided in revised Master Plans and Program Area revisions, both dated 7/19/02.

  (ii)
  Increase/Decrease to Guaranteed Maximum Price.    Total increase per Program Area revisions and revised Master Plans, both dated 7/19/02 $179,015.00.

  M.
  Exterior Feature—Lake

  (i)
  Description.    Reduce open water area on Lake Feature per revised Master Plans dated 7/19/02. New plan creates distinct venues as opposed to one large lake feature.

  (ii)
  Increase/Decrease to Guaranteed Maximum Price.    Total decrease per Program Area revisions and revised Master Plans, both dated 7/19/02 ($776,336.00).

  N.
  Exterior Features—General

  (i)
  Description.    Reduce north bus/shuttle plaza and entry canopy, and increase exterior exit stairs, as specified by Owner.

  (ii)
  Increase/Decrease to Guaranteed Maximum Price.    Total decrease per Program Area revisions and revised Master Plans, both dated 7/19/02 ($3,985.00).

  O.
  Exterior Features—Main Pool

  (i)
  Description.    Reduce cabana count at main pool area and add pool bar as specified by Owner.

  (ii)
  Increase/Decrease to Guaranteed Maximum Price.    Total decrease per Program Area revisions and Master Plans, both dated 7/19/02 ($104,566.00).

  P.
  Exterior Features—Basement Level

  (i)
  Description.    Modify exterior patio footage per 7/19/02 master plan and eliminate Steakhouse moving patio allowance of $500,000.00

  (ii)
  Increase/Decrease to Guaranteed Maximum Price.    Total decrease per Program Area revisions and revised Master Plans, both dated 7/19//02 ($1,285,859.00).

  Q.
  Exterior Features—Casino Level

  (i)
  Description.    Modify exterior patio footage per 7/19/02 revised Master Plans. Add lakeside viewing balconies at retail promenade, channel and registration lobby as specified by Owner. Add 12 cabana structures at VIP pool deck.

  (ii)
  Increase/Decrease to Guaranteed Maximum Price.    Total increase per Program Area revisions and revised Master Plans, both dated 7/19/02 $1,093,068.00.

  R.
  Site Improvements—Valet

  (i)
  Description.    Modify valet circulation ramps and add direct access to Ferrari service area as specified by Owner.

  (ii)
  Increase/Decrease to Guaranteed Maximum Price.    Total increase per Program Area revisions and revised Master Plans, both dated 7/19/02 $119,700.00.

  Total Scope of Work Change Order No. 1 amount            $17,458,573

2.
INCREASE TO GUARANTEED MAXIMUM PRICE.

  The Guaranteed Maximum Price set forth in Section 3.1 of the Contract is by this Change Order hereby increased from $901,883,710.00 to $919,342,283.00, based on the Changes described in Paragraph 1 above. The detailed breakdown of the foregoing increase is contained in the Revised Contractors Work and Guaranteed Maximum Price Breakdown labeled as Revised Exhibit F and dated 12 August 2002, and attached to this Change Order. Accordingly, the original Guaranteed Maximum Price Breakdown attached as Exhibit F to the Contract is hereby deleted and substituted therefore is the Revised Contractors Work and Guaranteed Maximum Price Breakdown attached hereto. From and after the date of this Change Order, all references in the Contract Documents to the "Guaranteed Maximum Price Breakdown" attached as Exhibit F to the Contract, shall mean and refer to the Revised Contractors Work and Guaranteed Maximum Price Breakdown attached hereto as Revised Exhibit F. From and after the date of this Change Order, any and all references in the Contract Documents to the "Guaranteed Maximum Price" shall mean the amount of $919,342,283.00.

3.
PROJECT SCHEDULE

  The original Project Schedule attached as Exhibit B to the Contract is hereby deleted and substituted therefore is the Revised Project Schedule dated August 12, 2002 and attached to this Change Order and labeled Revised Exhibit B. From and after the date of this Change Order, all references in the Contract Documents to the term "Project Schedule," shall mean and refer to the Revised Project Schedule dated August 12, 2002 and attached hereto as Revised Exhibit B. The Contract Time of 910 calendar days from Date of Commencement, and the Guaranteed Date of Substantial Completion, as defined in Section 4.1 of the Contract, remain unchanged by this Change Order.

        All initial capitalized terms used in this Change Order shall have the meaning ascribed to them in the Contract, unless otherwise defined herein. This Change Order is effective as of August 12, 2002.

OWNER:				CONTRACTOR:
WYNN LAS VEGAS, LLC a Nevada limited liability company,				MARNELL CORRAO ASSOCIATES, INC. a Nevada corporation
By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member			By:	/s/ Perry Elman Name: Perry Ellman Its: President
	By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member
		By:	/s/ Stephen A. Wynn Name: Stephen A. Wynn Its: Managing Member
ARCHITECT:
BUTLER ASHWORTH ARCHITECTS, LLC
				By:	/s/ Glen Ashworth Name: Glen Ashworth Its: Vice President and Secretary

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  Exhibit 10.26
AGREEMENT FOR GUARANTEE MAXIMUM PRICE CONSTRUCTION SERVICES CHANGE ORDER 12 August 2002